UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  September 5, 2014
Communication Intelligence Corporation
(Exact name of registrant as specified in its charter)
Delaware	000-19301	94-2790442
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

275 Shoreline Drive, Suite 500
Redwood Shores, CA 94065
(Address of principal executive offices)
(650) 802-7888
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of PMB Helin Donovan, LLP as Principal Accountant
On September 5, 2014, Communication Intelligence Corporation (the "Company") dismissed PMB Helin Donovan, LLP ("PMBHD") as the Company's independent registered public accounting firm.  The dismissal of PMBHD was approved by the Audit Committee of the Company's Board of Directors.
The reports of PMBHD on the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph stating that the consolidated financial statements have been prepared assuming that the Company will continue as a going concern.
During the fiscal years ended December 31, 2013 and December 31, 2012 and through September 4, 2014 (the "Relevant Period"), there have been no disagreements with PMBHD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMBHD, would have caused PMBHD to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K ("Reportable Events").
The Company provided a copy of the foregoing disclosure to PMBHD and requested that PMBHD furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMBHD agrees with the statements set forth in this subsection (a). A copy of such letter, dated September 5, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of Armanino, LLP as Principal Accountant
On September 8, 2014,  the Company engaged Armanino, LLP ("Armanino") as its independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2014. The engagement of Armanino will be subject to the ratification of the Company's stockholders at the Company's 2014 Annual Meeting of Stockholders.  It is anticipated that the Company's 2014 Annual Meeting of Stockholders will be held on or about November 12, 2014.
During the Relevant Period, neither the Company nor (to the Company's knowledge) anyone acting on behalf of the Company consulted with Armanino regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from PMB Helin Donovan, LLP dated September 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Communication Intelligence Corporation
Date: September 10, 2014
	By:	/s/ Andrea Goren

Andrea Goren
(Chief Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PMB Helin Donovan, LLP dated September 5, 2014